Interests in joint operations	12 Months Ended
Jun. 30, 2021
Investments accounted for using equity method [abstract]
Interests in joint operations
32      Interests in joint operations
S
ignificant joint operations of the Group are those with the most significant contributions to the Group’s net profit or net assets. The Group’s interest in the joint operations results are listed in the table below. For a complete list of the Group’s investments in joint operations, refer to Exhibit 8.1 - List of Subsidiaries.

			Group’s interest
Significant joint operations	Country of operation	Principal activity	2021%	2020%
Atlantis	US	Hydrocarbons production	44	44
Bass Strait	Australia	Hydrocarbons production	50	50
Macedon (1)	Australia	Hydrocarbons production	71.43	71.43
Mad Dog	US	Hydrocarbons production	23.9	23.9
North West Shelf	Australia	Hydrocarbons production	12.5–16.67	12.5–16.67
Pyrenees (1)	Australia	Hydrocarbons production	40–71.43	40–71.43
ROD Integrated Development (2)	Algeria	Hydrocarbons production	28.85	29.50
Shenzi (3)	US	Hydrocarbons production	72	44
Trinidad/Tobago (1)(4)	Trinidad and Tobago	Hydrocarbons production	45–68.46	45–68.46
Mt Goldsworthy (5)	Australia	Iron ore mining	85	85
Mt Newman (5)	Australia	Iron ore mining	85	85
Yandi (5)	Australia	Iron ore mining	85	85
Central Queensland Coal Associates	Australia	Coal mining	50	50

(1)
While the Group may hold a greater than 50 per cent interest in these joint operations, all the participants in these joint operations approve the operating and capital budgets and therefore the Group has joint control over the relevant activities of these arrangements.

(2)	Group interest reflects the working interest and may vary year-on-year based on the Group’s effective interest in producing wells.

(3)
Increase in Group interest reflects the acquisition of an additional 28 per cent working interest in Shenzi. The transaction was completed on 6 November 2020 for a purchase price of US$480 million after customary post-closing adjustments. Shenzi continues to be accounted for as a joint operation because BHP continues to have joint decision-making rights with the other joint venture partner (Repsol). The assets and liabilities related to the acquired interests have been accounted for in line with the principles of IFRS 3/AASB 3 ‘Business Combinations’ with no remeasurement of the Group’s previous interest. The acquisition resulted in increases to property plant and equipment of US$642 million, inventory of US$17 million and closure and rehabilitation liabilities of US$179 million. Fair value of the identifiable assets and liabilities approximate the consideration paid and therefore no goodwill or bargain purchase gain has been recognised for the acquisition.

(4)	Trinidad/Tobago joint operations include Greater Angostura and Ruby.

(5)
These contractual arrangements are controlled by the Group and do not meet the definition of joint operations. However, as they are formed by contractual arrangement and are not entities, the Group recognises its share of assets, liabilities, revenue and expenses arising from these arrangements.

Assets held in joint operations subject to significant restrictions are as follows:

	Group’s share
	2021	2020
	US$M	US$M
Current assets	2,260	2,059
Non-current assets	38,725	37,193

Total assets (1)	40,985	39,252

(1)
While the Group is unrestricted in its ability to sell a share of its interest in these joint operations, it does not have the right to sell individual assets that are used in these joint operations without the unanimous consent of the other participants. The assets in these joint operations are also restricted to the extent that they are only available to be used by the joint operation itself and not by other operations of the Group.